UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2014

DUKE REALTY CORPORATION

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 12, 2014, Duke Realty Corporation, an Indiana corporation (the “Company”), and Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”) of which the Company is the sole General Partner, entered into a Terms Agreement (including the related Underwriting Agreement, dated as of January 10, 2013, attached as Annex A thereto and made a part thereof, the “Terms Agreement”) with each of Barclays Capital Inc., Citigroup Global Markets Inc., RBC Capital Markets, LLC, U.S. Bancorp Investments, Inc. and Regions Securities LLC, on behalf of the underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Operating Partnership $300 million aggregate principal amount of the Operating Partnership’s 3.750% Senior Notes Due 2024 (the “Notes”). The issuance and sale of the Notes was completed on November 17, 2014. The Operating Partnership intends to use the net proceeds from the issuance and sale of the Notes together with the proceeds from planned asset dispositions, to (i) repay borrowings under its revolving credit facility, (ii) repay all $250.0 million outstanding aggregate principal amount of its 7.375% Senior Notes due February 15, 2015 plus accrued interest, (iii) redeem all of the remaining outstanding shares of its 6.6% Series L cumulative redeemable preferred shares, $0.01 par value per share, at a redemption price equal to $250.00 per share, plus dividends accrued to the date of redemption and (iv) fund its development pipeline.

The Notes were issued under the Indenture, dated as of July 28, 2006 (the “Indenture”), as supplemented by the Twelfth Supplemental Indenture, dated as of November 17, 2014 (the “Supplemental Indenture”), by and between the Operating Partnership and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as trustee (the “Trustee”).

The Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Operating Partnership’s automatic shelf registration statement on Form S-3 (File No. 333-181030-01) (as the same may be amended or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the Notes are described in the Operating Partnership’s final prospectus supplement, as filed with the Commission on November 13, 2014 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Notes and supplements the Operating Partnership’s prospectus, as filed with the Commission on April 30, 2012, contained in the Registration Statement.

Copies of the Terms Agreement and the Supplemental Indenture are filed as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K (this “Report”), and the information in the Terms Agreement and the Supplemental Indenture is incorporated into this Item 1.01 by this reference. The Indenture was previously filed with the Commission on July 31, 2006 as Exhibit 4.1 to the Operating Partnership’s prior registration statement on Form S-3 (File No. 333-136173-01). The above descriptions of the terms of the Terms Agreement and the Supplemental Indenture are qualified in their entirety by reference to the Terms Agreement, Indenture and the Supplemental Indenture incorporated by reference into this Report.

Item 9.01.	Financial Statements and Other Exhibits

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company and the Operating Partnership are incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, neither the Company nor the Operating Partnership believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(iii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

1.1	Terms Agreement, dated as of November 12, 2014 (including the related Underwriting Agreement, dated as of January 10, 2013, attached as Annex A thereto and made part thereof), by and among the Company, the Operating Partnership and the Underwriters.

4.1	Twelfth Supplemental Indenture, dated as of November 17, 2014, by and between the Operating Partnership and the Trustee, including the form of global note evidencing the 3.750% Senior Notes Due 2024.

5.1	Legality opinion of Alston & Bird LLP.

8.1	Tax opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By: DUKE REALTY CORPORATION, its general partner

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Date: November 17, 2014

[Signature Page to Form 8-K Announcing Debt Offering]

EXHIBIT INDEX

Exhibit Number	Description

1.1	Terms Agreement, dated as of November 12, 2014 (including the related Underwriting Agreement, dated as of January 10, 2013, attached as Annex A thereto and made part thereof), by and among the Company, the Operating Partnership and the Underwriters.

4.1	Twelfth Supplemental Indenture, dated as of November 17, 2014, by and between the Operating Partnership and the Trustee, including the form of global note evidencing the 3.750% Senior Notes Due 2024.

5.1	Legality opinion of Alston & Bird LLP.

8.1	Tax opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).